UNITED STATES
                 SECURITIES AND EXCHANGE COMISSION
                       WASHINGTON, D.C.  20549

                   SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934 (Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12


                      NASB FINANCIAL, INC.
---------------------------------------------------------------
         (Name of Registrant as Specified in its Charter)


---------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
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    previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(4) Date Filed:



(LOGO)


                                              January 5, 2004

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of NASB Financial, Inc. (the "Company"), which will be held on Tuesday, January 27, 2004, at 8:30 a.m. Central Standard Time, in the lobby of our Grandview branch office located at 12498 South 71 Highway, Grandview, Missouri.

     At this Annual Meeting, you are being asked to approve and adopt proposed amendments to the Company's Articles of Incorporation, approve a proposed new Equity Incentive Compensation Plan for key officers and employees, elect directors, and ratify the appointment of our independent auditors. The attached Notice of Annual Meeting and Proxy Statement describe the matters to be presented at the Annual Meeting. The Board of Directors unanimously recommends that stockholders vote "FOR" each matter to be considered.

     YOUR VOTE IS IMPORTANT. You are urged to sign, date, and mail the enclosed Proxy promptly in the postage-prepaid envelope provided. If you attend the Meeting, you may vote in person even if you have already mailed in your Proxy.

     A copy of the Bank's Annual Report for the fiscal year ended
September 30, 2003 accompanies the Notice of Annual Meeting and the Proxy Statement. On behalf of the Board of Directors, I wish to thank you for your continued support. We appreciate your interest.



                      Sincerely,

                      /s/ David H. Hancock
                      David H. Hancock
                      Board Chairman

                          NASB FINANCIAL, INC.
                         12498 South 71 Highway
                        Grandview, Missouri 64030
                            (816) 765-2200


                                 NOTICE
                    Annual Meeting of Stockholders
                      Tuesday, January 27, 2004


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NASB Financial, Inc. will be held at the North American Savings Bank, Grandview branch office located at 12498 South 71 Highway, Grandview, Missouri, on Tuesday, January 27, 2004, at 8:30 a.m., Central Standard Time, for the following purposes:

1. To approve and adopt proposed amendments to the Company's Articles of Incorporation. The proposed amendments and summary of the proposed amendments are included in the attached proxy statement.

2. To approve a new Equity Incentive Compensation Plan for the issuance of options to purchase up to 250,000 shares of stock in NASB Financial, Inc. to key officers and employees over a 10-year period.

3.  To elect two directors of the Company to serve three-year terms.

4. To ratify the appointment by the Board of Directors of the firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the fiscal year ending September 30, 2004; and

5. To transact such other business as may properly come before the meeting.


Pursuant to the Bylaws, the Board of Directors has fixed the close of business on December 15, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof.


                                   NASB FINANCIAL, INC.

                                   /s/ Norma Rieck
                                   Norm Rieck
                                   Corporate Secretary
January 5, 2004

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE VOTE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ARE PRESENT AT THE ANNUAL MEETING.

                           NASB FINANCIAL, INC.
                          12498 South 71 Highway
                        Grandview, Missouri 64030
                             (816) 765-2200

                             PROXY STATEMENT
                     Annual Meeting of Stockholders
                             January 27, 2004

                     VOTING AND SOLICITATION OF PROXIES

     This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of NASB Financial, Inc. ("NASB" or the "Company") for the Annual Meeting of Stockholders (hereinafter called the "Meeting") to be held at the North American Savings Bank, Grandview branch office located at 12498 South 71 Highway, Grandview, Missouri on Tuesday, January 27, 2004, at 8:30 a.m. The Annual Report to stockholders for fiscal year 2003, including consolidated financial statements for the fiscal year ended September 30, 2003, accompanies this statement. The Company is required to file an Annual Report and Form 10-K for its fiscal year ended September 30, 2003, with the Securities and Exchange Commission ("SEC").

     This proxy statement and the accompanying proxy are first being sent to the stockholders on or about January 5, 2004.

     Regardless of the number of shares you own, it is important that your stock be represented at the Meeting. No action can be taken unless a majority of the outstanding shares of Common Stock is represented. To make sure your shares are represented at the Meeting, please sign and date the proxy card and return it in the enclosed prepaid envelope.

     If the enclosed proxy is properly executed and returned, and is not revoked, it will be voted in accordance with the specifications made by the stockholder. The proxy form provides a space for you to withhold your vote for the nominees for the Board of Directors, if you choose to do so. You may indicate the way you wish to vote on each matter in the space provided. Executed but unmarked proxies will be voted FOR the election of the director nominees named in the proxy statement and FOR the ratification of the selection of auditors.

     You may revoke your proxy at any time prior to its exercise. NASB has not established formal procedures for revocation. The cost of soliciting the proxies will be borne by NASB. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers or regular employees of the Company in person or by telephone or telegraph. The Company will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in so doing. No additional compensation shall be paid to directors, officers and regular employees of the Company in consideration of services rendered to the solicitation of proxies.

     The securities which can be voted at the Meeting consist of shares of Common Stock of NASB Financial, Inc., with each share entitling its owner to one vote on matters other than the election of directors, in respect of which cumulative voting is permitted, as discussed below. The close of business on December 15, 2003, has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the meeting. The number of shares of Common Stock outstanding on the record date was 8,455,442.

     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum, the Meeting may be adjourned in order to permit further solicitation of proxies.

     No person is authorized to give any information or to make any representation other than as contained in this proxy statement, and if given or made, such information may not be relied upon as having been authorized.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Persons and groups owning in excess of five percent (5%) of NASB's Common Stock are required to file certain reports regarding such ownership with NASB and with the SEC. The Company has not been notified, nor does it have any reason to believe, that any person, other than Mr. David H. Hancock and Michael G. Dunn, owns more than 5% of NASB's Common Stock as of November 30, 2003.


                 Name and Address of    Amount and Nature     Percent of
Title of Class    Beneficial Owner         Ownership          Class (2)
------------------------------------------------------------------------
Common Stock     David H. Hancock          4,272,901             50.5%
                 12498 South 71 Highway   shares total (1)
                 Grandview, MO 64030

Common Stock     Michael G. Dunn             917,636             10.9%
                 102 Georgia St.          shares total
                 St. Simons, GA  31522

-----------------------
1) Includes 272,068 shares which are owned by Mr. Hancock's spouse, Linda S. Hancock. Mr. Hancock disclaims beneficial ownership of these shares and their inclusion in the totals above shall not be deemed as an admission that Mr. Hancock is the beneficial owner of such shares for purposes of Section 16 of the Exchange Act or for any other purposes.
2) The calculation of percent of class is based on the number of shares of Common Stock outstanding as of November 30, 2003, excluding shares held by the Company as treasury stock.
-----------------------

     As of November 30, 2003, all executive officers and directors as a group owned 4,453,506 shares of NASB's Common Stock and have options to acquire an additional 5,000 shares for a total of 4,458,506, or 52.7%.

PROPOSAL 1: APPROVAL OF PROPOSED AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION

     One purpose of this annual shareholders meeting is to consider and act upon proposed amendments to the Company's Articles of Incorporation.
 The proposed amendments and a summary of the proposed amendments are included in the attached proxy statement.

SUMMARY OF PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION
     There are two proposed amendments to the Articles of Incorporation to be considered and acted upon at this annual shareholders meeting.

     Amendment 1: The first proposed amendment is to delete Article Ten of the Articles of Incorporation. Article Ten currently provides that a contract or transaction between the Company and any person or entity that may be an interested party because any director or officer of the Company has an interest in such person or entity ("Interested Party Transaction"), is not affected or invalidated because of the director of officer's status as an interested party. Article Ten also provides that the directors or officers approving any Interested Party Transaction shall not be liable because they provided such approval.

     The purpose of deleting Article Ten is to ensure that Interested Party Transactions entered into by the Company with any person or entity of which a director of officer is an interested party are subject to the requirements of Missouri law. RSMO Section 351.327 provides that an Interested Party Transaction shall not be void or voidable if: (a) the material facts as to the relationship or interest are disclosed and known by the Board or a committee, and the Board or the committee in good faith authorizes the Interested Party Transaction by the affirmative vote of a majority of the disinterested directors, even if the disinterested directors are less than a quorum; (b) the material facts as to the relationship or interest are disclosed or are known by the shareholders, and such Interested Party Transaction is approved in good faith by a vote of the shareholders; or (c) the Interested Party Transaction is fair to the Company at the time it is authorized by the Board, shareholders or committee that provides the authorization.

     Another purpose of deleting Article Ten is to ensure that Interested Party Transactions entered into by the Company comply with Federal law, most notably the new requirements of the Sarbanes Oxley Act, if applicable. The new Act may require more scrutiny by the Board or an independent committee established by the Board to approve an Interested Party Transaction entered into by the Company.

     Amendment 2: The second proposed amendment is to restate Article Thirteen of the Articles of Incorporation that provides indemnification to the Company's directors, officers, employees and agents. The amendment deletes agents as a category of covered persons provided indemnification protection. The amendment also increases the coverage provided to directors, officers and employees to the fullest extent or highest standard allowed under Missouri corporate law. The highest standard includes all conduct of a director, officer or employee, so long as such conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

     The primary reason for increasing the standard to which directors, officers and employees may be indemnified is to allow the Company to continue to attract and retain the best qualified directors, officers and employees. The amendment is not being proposed in response to any specific indemnification claim, resignation, or threat of resignation of any director, officer or employee. The adoption of this amendment will have the effect of reducing the potential legal exposure of directors, officers and employees to personal liability for damages resulting from their service to the Company, and will increase the Company's level of coverage.

PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION OF NASB FINANCIAL,
INC.
     1. ARTICLE TEN of the Articles of Incorporation is deleted in its entirety, and the following new ARTICLE TEN is substituted in lieu thereof:


                             ARTICLE TEN

                       Intentionally Deleted

     2. ARTICLE THIRTEEN of the Articles of Incorporation is deleted in its entirety, and the following new ARTICLE THIRTEEN is substituted in lieu thereof:


                           ARTICLE THIRTEEN
     (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding so long as such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person's conduct was knowingly fraudulent, deliberately dishonest or willful misconduct.

     (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorney's fees and amounts paid in settlement, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit so long as such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

     (c) To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections (a) and (b) of this Article, or in defense of any claim, issue or matter therein he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the action, suit or proceeding.

     (d) Any indemnification under Sections (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Corporation by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding. If such a quorum is not obtainable, or even if obtainable but a quorum of disinterested Directors so directs, the determination shall be made by independent legal counsel in a written opinion or by the shareholders of the Corporation by a majority vote of a quorum consisting of shares owned by shareholders who were not parties to the action, suit or proceeding.

     (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article.

     (f) The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such person.

     (g) The Corporation may give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including Section (f), to any person who is or was a director, officer or employee or to any person who is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in those Articles of Incorporation or any duly adopted amendment thereof or
(ii) is authorized, directed, or provided for in any bylaw or agreement of the Corporation which has been adopted by a vote of the shareholders of the Corporation and, provided further than no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct. Nothing in this Section (g) shall be deemed to limit the power of the Corporation under Section (f) of this Article to enact bylaws or to enter into agreements without shareholder adoption of the same.

     (h) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

     (i) For the purpose of this Article, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer or employee of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same rapacity.

     (j) For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Corporation" shall include any service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants, or beneficiaries.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION.

     The vote of a majority of the total number of outstanding shares of common stock is required to approve the proposal.


PROPOSAL 2:  APPROVAL OF NEW EQUITY INCENTIVE COMPENSATION PLAN

GENERAL
     On October 28, 2003, the Board of Directors of the Company, based on the recommendation of the Compensation Committee, adopted, subject to stockholder approval at the annual meeting, the Company's 2004 Equity Incentive Compensation Plan (the "Plan"). The Company adopted the Plan because its 1986 Stock Option Plan has expired.

     A total of 250,000 shares of Common Stock are reserved for issuance under the Plan. Including the 250,000 shares reserved for issuance under the Plan, if the stockholders approve the plan at the Annual Meeting, as of December 15, 2003, there would have been an aggregate of 267,000 shares of Common Stock reserved for issuance under all the Company's plans, including outstanding options granted but yet unexercised under the Company's expired Stock Option Plan. This total would represent 3.1% of the shares outstanding as of December 15, 2003, after giving effect to the issuance of these 267,000 shares upon the exercise of options granted or to be granted under all plans.

     The Plan permits the granting of options ("Options") to purchase Common Stock of the Company, including Options intended to qualify as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Options not intended to so qualify ("NSOs"), to key officers and employees of the Company or its subsidiaries as the Committee may determine.

PROPOSAL
     At the Annual Meeting, stockholders entitles to vote are being asked to approve and adopt the Plan. The affirmative vote of a majority of the outstanding Common Stock is required to approve the Plan.

PURPOSE
     The purpose of the Plan is to provide a means by which a very limited number of key executive officers and employees of the Company and its subsidiaries may be given an opportunity to purchase shares of the Company's Common Stock. The Company intends that the Plan will promote the interests of the Company by encouraging stock ownership on the part of those individuals, by enabling the Company and its subsidiaries to secure and retain the services of highly qualified persons and by providing such individuals with an additional incentive to advance the success of the Company and its subsidiaries.

ADMINISTRATION
     The plan is administered by the Compensation Committee, which is a committee consisting of outside directors. The Compensation Committee has full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the persons to whom Options shall be granted under the Plan; to determine the type of Options to be made and the amount, size and terms of each such Option; to determine when and Option shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

ELIGIBILITY
     Persons eligible to receive Options under the Plan are limited to a group of approximately 8 to 10 key executive officers and employees of the Company or its subsidiaries as the Compensation Committee determines from time to time.

     The Compensation Committee has not yet determined which key executive officers and employees will receive grants, nor how many options will be granted to individuals who receive grants. No Options or Other Awards will be granted until after stockholders have approved the Plan.

STOCK OPTIONS
     The terms of Options granted under the Plan are determined by the Compensation Committee at the time of granting an Option. Each Option granted under the Plan is evidenced by a written stock option agreement between the Company and the optionee and is subject to the following terms and conditions.

     Exercise of Options. The Compensation Committee determines on the date of grant when Options granted under the Plan become exercisable. Unless otherwise determined by the Compensation Committee in its sole discretion, no Option is exercisable until the expiration of at least one year from the date of grant. An Option is exercisable by giving written notice of exercise to the Company specifying the number of shares of Commons Stock to be purchased and tendering payment to the Company of the purchase price. The acceptable methods of payment for shares issued upon exercise of an Option are set forth in the option agreement and may include cash, shares of the Company's Common Stock or any combination thereof as determined by the Compensation Committee.

     Exercise Price. The exercise price of Options granted under the Plan is determined by the Compensation Committee. The exercise price of ISOs may not be less than 100% of the fair market value of the common Stock on the date of grant. However, in the case of Incentive Options granted to an optionee who owns more than 10% of the voting power of all classes of stock of the Company, the exercise price must not be less than 110% of the fair market value of the Common Stock on the date of grant. For so long as the Common Stock is traded on the NASDAQ Stock Market or listed on a stock exchange, the fair market value per share will be the closing price on such market or exchange on the date of grant or, if such date is not a business day, on the immediately preceding business day. The market value per share of common stock on December 15, 2003, the latest practicable date prior to the mailing of this proxy statement, was $40.00.

     Termination of Employment. If an optionee ceases to serve as an employee of the Company or any subsidiary for any reason other than death or disability, the Options shall immediately terminate and be void for all purposes. If the optionee ceases to serve as an employee of the Company or any subsidiary other than death or disability within one year from the date the optionee last exercised any part of an Option, the Company may require the optionee to sell to the Company all shares acquired through the exercise of the Option at a price equal to the option exercise price.

     Death or Disability. Upon death or disability of an optionee, Options may be exercised by the optionee or his successor or estate within one year from the date of death or disability, but only to the extent that the Options were exercisable on such date.

     Term and Termination of Options. Options expire on the date determined by the Compensation Committee as set forth in the agreement, but no option will be exercisable after ten years from the date of grant. An ISO granted to an optionee who owns more than 10% of the voting power of all classes stock of the Company may not have a term of more than five years. No Option may be exercised by any person after the expiration of its term.

     Limitation on Transferability. No Option granted under the Plan may be transferred other than by will or the laws of descent and distribution. During the optionee's lifetime, each Option will be exercisable only by the optionee, or in the event of disability or incapacity, by his or her guardian or legal representatives.

     Change in Control. In the event of a change in control of the Company (as defined in the Plan) the Compensation Committee shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding awards granted within the Plan.

     Awards granted hereunder. The Compensation Committee may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Compensation Committee may modify the performance requirements for any other Awards. The Compensation Committee may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Compensation Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants.

OTHER AWARDS
     Restricted Stock Program. The Plan authorizes the Compensation Committee to award restricted stock to eligible individuals. Recipients of restricted stock enter in to an agreement with the Company subjecting the shares to restrictions and providing the criteria or dates on which such restrictions lapse. A recipient's right to retain a Restricted Stock Award shall be subject to certain restrictions set forth in the equity award agreement, including but not limited to, his or her continuous employment by the Company or the Bank for a restriction period specified by the Compensation Committee or the attainment of specified performance goals and objectives, as may be established by the Compensation Committee with respect to such award. The Compensation Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different recipients, to different Restricted Stock Awards or to separate, designated portions of the shares constituting a Restricted Stock Award.

FEDERAL INCOME TAX CONSEQUENCES
     The Company believes that the normal operation of the Plan should generally have, under the Code and its regulations as currently in effect, the principal federal income tax consequences described below. The tax treatment described below does not take into account any changes in the Code, the regulations or new IRS interpretations of the law or regulations that may occur after the date of this Proxy Statement. The following discussion is only a summary and is not intended to be all-inclusive or to constitute tax advice and, among other things, it does not address possible state, local, or other federal tax consequences. This description may differ from the actual tax consequences of participation in the Plan.

     NSOs. An optionee will not have taxable income upon the grant of an Option. The optionee will recognize ordinary income upon the exercise of the Option in an amount equal to the excess, if any, of the then fair market value of the share acquired over the exercise price. The Company will generally be able to take a deduction with respect to this amount as compensation expense for federal income tax purposes.
The optionee's tax basis in the shares acquired will equal the exercise price plus the amount taxable as compensation to the optionee. Upon a sale of the shares acquired upon exercise, any gain or loss in generally long-term or short-term capital gain or loss, depending on how long the shares are held. The optionee's holding period for shares acquired upon exercise will begin on the date of exercise.

     ISOs. An optionee who received ISOs generally incurs no federal income tax liability at the time of grant or upon exercise of the options. However, the spread will be an item of tax preference, which may give rise to alternative minimum tax ("AMT") liability at the time of exercise. If the optionee does not dispose of the shares before the date that is two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute a long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, the Company will not be entitled to a deduction in connection with the ISO.

If, within two years from the date of grant or one year from the date of exercise, the holder of shares acquired upon exercise of an ISO disposes of the shares (a "Disqualifying Disposition"), the optionee will generally realize ordinary income at the time of Disqualifying Disposition equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the Disqualifying Disposition. The amount realized upon such a Disqualifying Disposition will generally be deductible by the Company for federal income tax purposes.

     If the purchase price upon exercise of an Option is paid with shares already owned by the optionee, generally no gain or loss will be recognized with respect to the shares used for payment and the additional shares received will be taxed as described herein. However, if payment of the purchase price upon exercise of an ISO is made with shares acquired upon exercise of an ISO before the shares used for payment have been held for the two-year and one-year periods described above, use of such shares as payment will be treated as a Disqualifying Disposition as described above.

     The Company has a right to deduct from all grants paid in cash or other compensation any taxes required to be withheld with respect to Options under the Plan.

     Restricted Stock. Generally, a participant who receives restricted stock will recognize ordinary income at the time that the restricted stock is no longer subject to forfeiture. The amount of such income will be determined based on the fair market value of the stock at that time, less the amount if any paid for the stock. The Company will be entitled to a deduction at the same time and in the same amount. The holding period to determine whether the participant has long-term or short-term capital gain or loss on a subsequent sale generally begins when the restricted period expires and the participant's tax basis for such shares will generally equal the fair market value of such shares at that time. However, a participant may elect under Section 83(b) of the Code, within 30 days after the date of any restricted stock grant, to recognize taxable ordinary income on the date of grant in the amount equal to the excess of the fair market value of the shares of restricted stock over the amount, if any, paid for the restricted stock, By reason of such election, the participant's holding period will commence on the date of grant and he or she will have a tax basis equal to the fair market value of the shares on that date. Likewise, the Company will be entitled to a deduction at that time in the amount that is taxable to the participant as ordinary income by reason of the election. If shares are forfeited after making such election, the participant will not be entitled to a deduction, loss, or credit for the ordinary income recognized or the taxes paid in respect to the election. If the stock declines in value after the award or purchase, the participant is not entitled to a loss deduction unless the shares are sold at the lower value.

AMENDMENTS AND TERMINATION
     The Plan shall terminate at such time as may be determined by the Compensation Committee and no award shall be granted after such termination. If not sooner terminated by the Compensation Committee, the Plan shall fully cease and expire ten years after its effective date. The Compensation Committee may at any time terminate, and from time to time may amend or modify, the Plan; provided, however that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that either stockholder and/or Board approval is otherwise necessary or desirable.

EXISTING EQUITY COMPENSATION PLAN
     The following table presents certain information as of December 15, 2003, regarding compensation plans other than the Plan under which shares of the Company's Common Stock are authorized for issuance.


                    Number of          Weighted     Number of securities
                 securities to be       average      remaining available
               issued upon exercise  exercise price  for future issuance
                  of outstanding    of outstanding      under equity
Plan Category        options            options       compensation plans
------------------------------------------------------------------------
Equity compensation
  plans approved by
  security holders     17,000             $8.34             None

Equity compensation
  plans not approved by
  security holders      None               N/A               N/A
                     --------------------------------------------------
                       17,000             $8.34             None




THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE
NEW EQUITY INCENTIVE COMPENSATION PLAN.

     The vote of a majority of a quorum of outstanding shares of common stock is required to approve the proposal.

PROPOSAL 3: ELECTION OF DIRECTORS

     At each election of directors, every stockholder entitled to vote has the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected to a particular class. A stockholder may cumulate his votes by voting the total number of votes to which he is entitled for any one candidate or distribute them equally or unequally among the candidates. The total votes for all candidates cannot be more than the number of all candidates to be elected multiplied by the number of his shares. Stockholders may exercise their right to cumulative voting by attaching to their proxy card instructions indicating how many votes their proxy should give each candidate. The Board of Directors reserves the right to cumulate votes with respect to proxies assigned to the Board unless authorization is expressly withheld or instruction is otherwise given.

     The directors are divided into three classes. Two directors are to be elected at this meeting. The two nominees for these positions currently serve on the Board of Directors and are seeking election or re-election to serve until the 2007 Annual Meeting; or until their successors are elected and qualified to serve. The two nominees are David H. Hancock and Linda S. Hancock.

     It is the intention of the Board of Directors to vote the proxies for the election of all of the nominees named below for directors, or, at their discretion, cumulatively vote for any one or more, unless the proxy is marked to indicate that such authorization is expressly withheld. Management believes that all such nominees will stand for election, but if any person nominated fails to stand for election, the Board of Directors reserves full discretion to vote for any other person who may be nominated. Management believes that each nominee named herein will serve if elected as a director.

     Pursuant to the Bylaws of the Company, the Board of Directors acts as a nominating committee for selecting the management nominees for election as directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least 20 days prior to the date of the annual meeting. No nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by shareholders are made in writing and delivered to the secretary of the Company at least one-hundred twenty days and not more than one-hundred eighty days prior to the date of the annual meeting. Ballots bearing the names of all persons nominated by the nominating committee and by shareholders shall be provided for use at the annual meeting. However, if the nominating committee shall fail or refuse to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any shareholder entitled to vote and shall be voted upon. Such recommendations must contain the name, age, business address, residence address, and the principal occupation or employment of each such recommended nominee as would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such recommended nominee as a director. Such recommendations shall include a signed consent to serve as a director of the Company, if elected, from each such recommended nominee.



                           BOARD OF DIRECTORS

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS
     The nominees, their ages, principal occupations or employment for the past five years and positions with the Company's subsidiary, North American Savings Bank, F.S.B. (the "Bank"), the year each was first elected as director of NASB, and the amount of Common Stock and percent thereof beneficially owned by each on November 30, 2003, are shown on the following table. "Beneficial ownership" includes: stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the nominee's household; and stock in which the nominee has or shares voting or investment power, even though the nominee disclaims any beneficial interest in such stock. Each director of the Company is also a member of the Board of Directors of the Bank.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH
NOMINEE.



                                                            AMOUNT AND NATURE OF
                                                             BENEFICIAL OWNERSHIP
NAME AND BUSINESS EXPERIENCE                        DIRECTOR   OF COMMON STOCK AS   PERCENT
DURING LAST FIVE YEARS                        AGE    SINCE      OF RECORD DATE      OF CLASS
------------------------------------------------------------------------------------------------
NOMINEES - THREE YEAR TERMS EXPIRING IN 2007
--------------------------------------------
DAVID H HANCOCK                                58     1990    4,272,901 shares         50.5%
Board Chairman and Chief Executive Officer of                (4,000,833 directly and
North American Savings Bank since 1990.  Also                   272,068 indirectly)(1)
serves as Board Chairman of Nor-Am Service
Corporation, a wholly owned subsidiary of
North American.

LINDA S. HANCOCK                               53     1995    4,272,901 shares         50.5%
Owner of Linda Smith Hancock Interiors                       (272,068 directly and
since 1974.                                                   4,000,833 indirectly)(2)


DIRECTORS WHOSE TERMS EXPIRE IN 2005
--------------------------------------------
BARRETT BRADY                                  57     1993    8,900 shares (directly)   0.1%
Senior Vice President of Highwoods Properties, Inc.
President and Chief Executive Officer of J.C. Nichols.
1995-1998.  President and CEO of Dunn Industries, Inc.
from 1986-1995, and EVP and Treasurer of J.E. Dunn
Construction Co. from 1981-1995

KEITH B. COX                                   42     2001     28,224 shares            0.3%
President of North American Savings Bank.  From 1996            (directly)
to 2002, served as Executive Vice President and Chief
Financial Officer, and from 1990 to 1996, served as Vice
President and Controller of North American.

A. RAY CECRLE                                  63     2003     5,100 shares             0.1%
First Vice President of Stifel, Nicolaus and                   (directly( (3)
Company, Inc. since 1984.  He joined Stifel,
Nicolaus and Company, Inc. in 1966.

DIRECTORS WHOSE TERMS EXPIRE IN 2005
--------------------------------------------
FREDERICK V. ARBANAS                           64     1974    11,932 shares             0.1%
Retired President of Fred Arbanas, Inc., Advertising            (directly)
Agency, Grandview, Missouri since 1969.

W. RUSSELL WELSH                               54     1997    20,365 shares (directly)  0.2%
President & CEO of the law firm Polsinelli
Shalton & Welte.




-----------------------
(1) Includes 272,068 shares owned by Linda S. Hancock. David H. Hancock is the spouse of Linda S. Hancock. David H. Hancock disclaims beneficial ownership of securities owned by Linda S. Hancock and this report shall not be deemed an admission that he is the beneficial owner of such securities for purposes of Section 16 of the Exchange Act or for any other purposes.
(2) Includes 4,000,833 shares owned by David H. Hancock. Linda S. Hancock is the spouse of David H. Hancock. Linda S. Hancock disclaims beneficial ownership of securities owned by David H. Hancock and this report shall not be deemed an admission that she is the beneficial owner of such securities for purposes of Section 16 of the Exchange Act or for any other purposes.
(3) Mr. Cecrle was appointed by the Board of Directors to replace Mr. James Watson on the Board of NASB Financial, Inc. Mr. Cecrle was also appointed to replace Director Welsh on the audit committee and meets the audit committee independence requirements as prescribed by provisions of the Sarbanes-Oxley Act. Mr. Watson continues to serve as Vice President of NASB Financial, Inc., and Executive Vice President of North American Savings Bank, F.S.B.
-----------------------

     The Board of Directors held 12 regular meetings during the fiscal year ended September 30, 2003. All directors attended more than 75% of the meetings of the Board of Directors and committees to which they belong.

AUDIT COMMITTEE
     The Audit Committee has the responsibility of reviewing the scope and results of audits performed by the Bank's independent auditors and reviewing the findings and recommendations of NASB's internal auditor and compliance officer. This committee held four meetings during fiscal 2003. The audit committee is comprised of Frederick V. Arbanas, Barrett Brady, and W. Russell Welsh.

     In 1999, the SEC, the New York Stock Exchange ("NYSE"), the National Association of Securities Dealers ("NASD"), and the American Institute of Certified Public Accountants ("AICPA") partnered to establish a Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees. The Blue Ribbon Committee's report, which was issued and adopted in February 1999, set forth new requirements designed to strengthen the effectiveness of audit committees of publicly traded companies. In meeting these new requirements, NASB's Board of Directors adopted an amended Audit Committee Charter on June 26, 2003, which is set forth in Appendix A.

AUDIT COMMITTEE REPORT
     In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board (the "Committee") assists the Board in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal 2003, the Committee met five times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the CFO and independent auditors prior to public release.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the Internal Audit Manager, and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent auditors and the Internal Audit Manager their audit plans, audit scope, and identification of audit risks.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended September 30, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the Company's consolidated financial statements and the independent auditors have the responsibility for the examination of those statements.

     Mr. Barrett Brady serves as the Audit Committee's financial expert, and is qualified to do so as prescribed by provisions of the Sarbanes-Oxley Act.

     Based on the above mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2003, for filing with the Securities and Exchange Commission. The Committee also recommended the appointment, subject to shareholder approval, of BKD, LLP as the Company's independent auditors for the fiscal year ended September 30, 2004, and the board concurred with that recommendation.

    December 20, 2003     Barrett Brady, Audit Committee Chairman
                          Frederick V. Arbanas
                          	W. Russell Welsh


 DIRECTORS' AND COMMITTEE MEMBERS' REMUNERATION
     Directors who are not paid a salary by the Bank or a subsidiary during the fiscal year ended September 30, 2003, received fees as follows: $1,000 per board meeting attended, and members of all standing committees, $250 per meeting attended if not held in conjunction with board meeting.

EXECUTIVE OFFICERS
     The following sets forth information about the executive officers who are not directors of NASB or who have not been employed by the Bank for five years. All executive officers are appointed by the Board of Directors and serve at the discretion of the Board.

     Paul L. Thomas, age 36, serves as the Bank's Executive Vice
President and Chief Credit Officer. From October 2000 to December 2002, Mr. Thomas was the Chief Executive Officer and Board Chairman of
Community Bank in Excelsior Springs, which merged with the Bank on December 19, 2002. Prior to that time, he was a Vice President of Commercial Real Estate lending for North American Savings Bank.

     James A. Watson, age 56, has served as the Bank's Executive Vice President of Branch Operations since 1992. Prior to this, he served as Vice President from 1984-1990 and as Senior Vice President from 1990 to 1992. Mr. Watson also served as Director of the Bank and the Company from 1993 to 2003. During 2003, he was replaced on the Board of Directors by Mr. A. Ray Cecrle because the Sarbanes-Oxley legislation caused the Company's need to add an "outside" director to the Audit Committee.

     Rhonda Nyhus, age 38, is the Bank's Senior Vice President and Chief Financial Officer. From February 1995 to August 1997, she worked as Internal Audit Manager for the Bank. Prior to that time, she had six years of experience with the accounting firm of Grant Thornton.

     Wade Hall, age 36, is the Bank's Senior Vice President of
Commercial Real Estate Lending. Before joining the Bank in 2000, he was an attorney in private practice. Prior to that he was Executive Vice President of Strategic Development for a publicly-held financial services company. He has thirteen years of lending experience.

     Bradley A. Lee, age 49, has served as a Sr. Vice President in Construction Lending with the Bank for seven years. His twenty-two years of experience in banking include serving as VP at Mercantile Bank in Commercial Lending from 1991 to 1995 and as Sr. Vice President at Mark Twain Banks from 1981 to 1991.

     John Nesselrode, age 44, has worked for the Bank for eighteen years, first as Investment Officer, and now as Sr. Vice President/Chief Investment Officer.

     Bruce J. Thielen, age 43, started with the Bank twelve years ago as Manager of Loan Servicing. Since January 1995, he has assumed additional responsibilities as the manager of the Residential Lending Department and is presently a Sr. Vice President.

     Dena Sanders, age 35, is Senior Vice President of Retail Banking for North American. She joined the Bank in 1998 and has served as a portfolio loan officer and as Vice President in both Construction and Consumer lending.


EXECUTIVE COMPENSATION
     The following table sets forth information concerning the compensation of the Chief Executive Officer and four most highly compensated executive officers who received compensation of $100,000 or more and served in such capacities as of September 30, 2003.



                                                                                  STOCK    ALL OTHER
NAME AND PRINCIPAL                          FISCAL        SALARY      BONUS      OPTIONS      COMP.
POSITION WITH BANK                           YEAR            $          $        (NUMBER)     $(1)
------------------------------------------------------------------------------------------------------
DAVID H. HANCOCK                             2003         252,000     250,600        --        6,000
Board Chairman, CEO and Director             2002         246,000     225,500        --        5,500
                                             2001         220,000     200,500        --        5,250

KEITH B. COX                                 2003         183,750      45,600        --        6,349
President and Director                       2002         151,667      40,500        --        5,750
                                             2001         132,500      30,500        --        4,890

BRUCE J. THIELEN                             2003         115,000     160,100        --        6,100
Senior Vice President of                     2002         106,250     100,000        --        5,400
Residential Lending                          2001          98,750     125,000        --        5,981

BRAD LEE                                     2003         125,000     103,201        --        6,843
Senior Vice President of                     2002         113,750      60,500        --        5,227
Construction Lending                         2001         103,750      55,500        --        4,778

WADE HALL                                    2003         124,391      60,600        --        5,052
Senior Vice President of
Commercial Real Estate




-----------------------
(1)Includes contributions to the Company's 401(k) Plan on behalf of each of the named executive officers to match predefined portion of the 2003 pre-tax elective deferral contribution (included under the "salary" column) made to such plan and discretionary contributions made to the plan on behalf of the named executive officer.
-----------------------

     Cash compensation for the fiscal year ended September 30, 2003, totaled $2,137,893 for all ten executive officers as a group.

OPTION GRANTS DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2003, TO THE ABOVE NAMED EXECUTIVE OFFICERS.
     There were no grants of options to acquire shares of the Company's Common Stock during the fiscal year ended September 30, 2003.

OPTION EXERCISES AND FISCAL YEAR-END VALUES
     The following table sets forth all stock options exercised by the named executives during the fiscal year ended September 30, 2003, and the number and value of unexercised options held by such executive officers at the fiscal year-end.



                                                                               VALUE OF UNEXERCISED
                     SHARES                    NUMBER OF UNEXERCISED         IN-THE MONEY OPTIONS AT
                    ACQUIRED      VALUE       OPTIONS AT FISCAL YEAR-END       FISCAL YEAR-END (2)
                                            -----------------------------   --------------------------
NAME              ON EXERCISE   REALIZED(1)   EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
------------------------------------------------------------------------------------------------------
Keith B. Cox          4,000      93,745              --            --         $     --     $     --
Bruce J. Thielen      4,000      58,005           5,000            --         $122,206     $     --
Brad Lee              4,000      54,325              --            --         $     --     $     --


-----------------------
(1) Difference between fair market value of underlying securities at date of exercise and the exercise price.
(2) Difference between fair market value of underlying securities at fiscal year-end and the exercise price.
-----------------------

EMPLOYMENT AGREEMENTS
     There are currently no employment agreements.

EXECUTIVE COMPENSATION PLAN
     The executive compensation program is based on beliefs and guiding principles designed to align compensation with business strategy and company values. The Company supports a performance-oriented environment that rewards performance not only with respect to the individual's contribution to the Company but also Company performance as compared to that of the industry performance levels.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
     The Compensation Committee of the Board of Directors is composed entirely of the independent outside directors, Frederick V. Arbanas, W. Russell Welsh, Barrett Brady, and Linda S. Hancock. The Committee is responsible for setting and administering the policies that govern both annual executive compensation and stock ownership programs.

     The Compensation Committee evaluated a variety of objective factors to determine the base salaries, incentive bonuses, and stock option awards to the Bank's executives. In setting the executive compensation for the Chief Executive Officer and the President, the committee examined the Company's corporate performance ratios compared to peer group averages, the Company's stock price performance over the last five years in relationship to peer groups and industry indexes, and the Company's executive compensation compared to salary surveys of financial institutions in the industry with similar characteristics of the Company. Specifically, the Company's return on assets ("ROA") was 2.30% during the year ended September 30, 2003, while its return on equity ("ROE") was 20.24%. Comparatively, information on the FDIC's web site reports that, for the nine-month period ended September 30, 2003, all savings institutions as a whole had an ROA of 1.29% and an average ROE of 13.81%. The Compensation Committee also compares cash compensation paid to executives to the Company's national peer group of institutions with $1 billion in assets or greater as listed in the 2003 Key Executive Total Compensation Survey published by The Delves Group in conjunction with the Bank Administration Institute. Based on that survey, the total cash compensation paid to the Company's Chief Executive Officer during the year ended September 30, 2003, was approximately 10.1% below the national peer group average for that position. The total cash compensation paid to the Company's President for the year ended September 30, 2003, was approximately 22.5% below the national peer group average for that position.

COMPARATIVE STOCK PERFORMANCE GRAPH
     The following graph shows the cumulative total return on the common stock of the Bank over the last five fiscal years, compared with the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and the NASDAQ Financial Institutions Index over the same period.
 Cumulative total return on the stock or the index equals the total increase in the value since September 30, 1998, assuming reinvestment of all dividends paid into the stock or the index respectively. The graph was prepared assuming that $100 was invested on September 30, 1998, in common stock of the Bank in the indexes.

NASB, NASDAQ Stock Market (U.S. Companies) and NASDAQ



INDEX                     9/30/98   9/30/99   9/30/00   9/30/01   9/30/02   9/30/03
-------------------------------------------------------------------------------------
NASB Financial, Inc.      $ 100     $  85     $ 122     $ 126     $ 180     $ 302
NASDAQ (U.S.)             $ 100     $ 162     $ 216     $  88     $  69     $ 106
NASDAQ Financial Stocks   $ 100     $  97     $ 103     $ 119     $ 127     $ 150








                            BENEFITS

RETIREMENT PLAN
     During the fiscal year ended September 30, 2003, North American maintained a 401(k) Qualified Defined Contribution Plan ("Plan") for all employees who worked at least 1,000 hours per year, were 21 years of age, and had been employed for one year. This Plan complies with the requirements of the Employment Retirement Income Security Act ("ERISA") of 1974. The Plan provides, in general, that an employee may elect to contribute from 1% to 15% of annual salary on a pre-tax basis and the Bank will contribute 50% of the employee's contribution, up to a maximum of 3% of the employee's salary, subject to IRS limits. Employees are 100% vested in the employer's contributions after three years of service to the Bank. Benefits under the Plan are determined by the contributions of the Bank and the participant. Normal retirement age is 65. Upon retirement, the participant elects the manner in which the accrued contributions plus earnings are to be received.

     The aggregate contributions by the Bank under the Plan for named executive officers during the fiscal year ended September 30, 2003, were: David Hancock, $6,000; Keith B. Cox, $6,350; Bruce J. Thielen, $6,100; Brad Lee, $6,843; Wade Hall, $5,052; and for all executive officers as a group were $50,633. Total accrued contributions by the bank are: David Hancock, $61,244; Keith B. Cox, $45,597; Bruce J. Thielen, $46,125; Brad Lee, $28,006; and Wade Hall, $7,359.

STOCK OPTION PLAN
     During fiscal year 1986, stockholders of NASB approved a stock option plan ("Option Plan"). Amendments to the Stock Option Plan in 1988 and 1994 were submitted to and approved by the shareholders. Under the Option Plan, options to purchase up to 931,592 shares of Common Stock (adjusted to reflect subsequent stock dividends and stock split less those exercised) may be granted to officers and employees of the Bank and its subsidiaries. As of September 30, 2003, the time frame for issuing new Option Agreements under this Stock Option Plan had expired.

     The options granted are intended to be incentive stock options under Section 442A of the Internal Revenue Code as amended. Qualified stock options must be granted by the tenth anniversary of the effective date of the Option Plan. The option price may not be less than 100% of the fair market value of the shares on the date of the grant. No option shall be exercisable after the expiration of ten years from the date of the grant.

     The Board of Directors administers the Option Plan. The Board selects the employees to whom options are to be granted and the number of shares to be granted based upon, among other things, an employee's length of service, the amount of compensation, and the nature of responsibilities, duties and functions.

     The Board may, in its discretion, authorize NASB to accept the surrender by the optionee of the right to exercise an option in consideration for the payment by NASB of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option surrendered over the total exercise price. Such payment may be made in Common Stock and/or cash.

Federal Income Tax Consequences
     Incentive stock options are designed to result in beneficial tax treatment to the optionee and do not result in a tax deduction for the Company. The optionee is not taxed upon grant or exercise of an incentive stock option; rather, taxation is deferred until the sale or other disposition of the underlying shares.

     During the year ended September 30, 2003, there were no new stock option agreements issued and no options were forfeited. As of September 30, 2003, outstanding options may be exercised as follows:


First Exercise Date              Number of Shares      Exercise Price
------------------------------------------------------------------------
IMMEDIATE                               8,000             $7.63
IMMEDIATE                               9,000             $8.97
                                      ---------
TOTAL - all immediately exercisable    17,000
                                      =========



     As of September 30, 2003, 693,076 of the options granted under the plan have been exercised. Options held by executive officers who are directors are included in the table under beneficial ownership. All executive officers as a group hold options to purchase 5,000 shares.

TRANSACTIONS WITH NORTH AMERICAN
     NASB, prior to the Financial Institutions Reform Recovery and Enforcement Act of 1989, followed the policy of offering mortgage loans for the financing of personal residences and consumer loans to its officers, directors and employees. These loans were made in the ordinary course of business and on substantially the same terms and collateral, except for fees, as those of comparable transactions prevailing at the time. The loans did not involve more than the normal risk of collectibility or present other unfavorable features. NASB no longer makes portfolio loans to executive officers and directors.

     As of September 30, 2003, there were no loans made on preferential terms, as explained above to, an executive officer or director of the Company that exceeded $60,000 in the aggregate. Loans to executive officers and directors or their associates, which were not made on preferential terms, if any, are disclosed in the notes to the consolidated financial statements in the 2003 Annual Report to Stockholders.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON.
     Certain Key executive officers will likely be participants in the New Equity Incentive Compensation Plan, including employee directors. Outside directors are excluded from the Plan.

SECTION 16 COMPLIANCE
     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of NASB Financial, Inc. equity securities, to file reports of ownership and reports of changes in ownership with the SEC. The Company's officers, directors and greater than 10% stockholders are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the best of the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met. Where applicable, transactions were properly filed on Form 5 at the end of the Company's fiscal year-end.

    To the best of the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met, except for the following: one late filing of Form 4 by James A. Watson, director and executive officer; one late filing of Form 4 by Joseph O'Flaherty, executive officer, and; one inadvertent failure to file Form 4 by Brad Lee, executive officer. Where applicable, transactions were properly filed on Form 5 at the end of the Company's fiscal year-end.

PROPOSAL 4: RATIFICATION OF INDEPENDENT AUDITORS

     The Audit Committee recommended, and the Board of Directors appointed, the firm of BKD, LLP to audit the accounts of NASB Financial, Inc. and its subsidiaries for the fiscal year ended September 30, 2003. This appointment is being presented to stockholders for ratification. If the stockholders do not ratify the selection of BKD, LLP, the Board of Directors will reconsider the selection. BKD, LLP has advised NASB that neither the firm nor any present member or associate of the firm has any financial interest, direct or indirect, in the Company; nor any connection with NASB, in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     The Company's independent auditors for the fiscal year ended September 30, 2003, were BKD, LLP. For the fiscal years ended September 30, 2001 and 2002, Deloitte & Touche LLP issued their unqualified opinion on the financial statements of NASB Financial, Inc. The Board approved a change in independent auditors for fiscal 2003 as a matter of corporate policy to periodically rotate audit firms. There have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Deloitte & Touche LLP to make reference to the subject matter of a disagreement in connection with its report.

AUDIT FEES
     BKD, LLP billed the Company a total of $74,500 for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September
30, 2003, and the reviews of financial statements included in the Company's quarterly reports on Forms 10-Q.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
     There were no fees billed by BKD, LLP for financial information systems design or implementation fees during the Company's fiscal year ended September 30, 2003.

ALL OTHER FEES
     BKD, LLP billed the Company a total of $10,435 for all other fees, which consisted of services related to the audit of the Bank's retirement plan, preparation and review of the Company's various state and Federal income tax returns, and consultation on various tax related matters with regard to NASB Financial, Inc.'s acquisition of CBES Bancorp, Inc.

     The Audit Committee considered whether the provision of non-audit services (which relate to audit of the Bank's retirement plan and to preparation and review of tax returns) is compatible with maintaining BKD's independence. The Audit Committee concluded that performance of such services did not affect the independence of BKD, LLP in performing its function as auditor of the Company.

     BKD, LLP will not be attending the annual meeting of stockholders and will not be available for questions at that time. However, representatives of management will be available to respond to appropriate questions with regard to accounting or financial matters that pertain to the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BKD, LLP

     The vote of a majority of a quorum of outstanding shares of common stock is required to approve the proposal.

                           OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                          STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such Meeting must be received at the NASB's main office at 12498 South 71 Highway, Grandview, Missouri 64030, not later than September 10, 2004.
Any such proposals shall be subject to requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

     A COPY OF FORM 10-K (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, NASB
FINANCIAL, INC., 12498 SOUTH 71 HIGHWAY, GRANDVIEW, MISSOURI 64030.

                                 By Order of the Board of Directors


                                 /s/ Norma Rieck
                                 Norma Rieck
                                 Corporate Secretary

Grandview, Missouri
Dated: January 5, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER FOR NASB FINANCIAL, INC.

ORGANIZATION
     The Audit Committee of NASB Financial, Inc. is a standing committee of the Board of Directors. It shall consist of at least three Directors who are generally knowledgeable in financial and auditing matters, and who have the skills and experience to read an understand Company's financial statements. One member shall be designated as the Audit Committee Chairman. At least one member of the Committee shall have accounting or related financial management expertise, in accordance with NASDAQ listing standards and a least one member shall be designated the Audit Committee "financial expert" in accordance with the definition set forth in regulations of the Securities and Exchange Commission ("SEC") and NASDAQ.

     Each member of the Audit Committee shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her individual exercise of independent judgment, and shall meet the Director independence requirements for serving on an audit committee in accordance with the rules and regulations of the SEC and NASDAQ.

     The Audit Committee shall meet at least four times each year.

STATEMENT OF POLICY

     The Audit Committee will assist the Board of Directors in fulfilling its responsibilities by overseeing:

- The integrity of the Company's financial Statements, financial process, and internal controls.

- The independence of the Company's independent auditors and the performance of the independent audit.

- The adequacy of the Company's accounting processes and its systems of internal control.

- Compliance with applicable laws and the Company's policies on business ethics and conduct.

     In fulfilling their responsibilities, the Audit Committee shall maintain free and open communication with the independent auditors, the Internal Audit Manager, and the management of the Company. The Audit Committee will have regular communication to the Board with regard to all significant issues it addresses. In discharging its role of oversight, the Audit Committee shall have all necessary resources and authority, with full power to retain independent council, outside advisors, or other experts as it may deem appropriate.

RESPONSIBILITIES

     In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure that the Company's accounting and reporting practices are in accordance with all requirements and proper safeguards of the Company's assets. Specific responsibilities of the Audit Committee's responsibilities include:

1. To evaluate the performance of the independent auditors each year and to have exclusive responsibility over their selection
(subject to shareholder ratification), compensation, and discharge (if appropriate).

2. To review and approve the entire scope of services provided by the independent auditors each year, including the annual audit of the Company's financial statements, the audit of the Company's pension plan, and tax preparation services.

3. To receive and review each year from the independent auditors a written affirmation that they are, in-fact, independent from the Company. To discuss with the independent auditors any relationships or non-audit services that may impair their objectivity and independence and take any action that may be necessary.

4. To meet separately with the independent auditors, with and without management present, to discuss the results of their audits, management letters, management's responses, and any other matters the Audit Committee or independent auditors wish to discuss. To also review with the independent auditors any matters required to be discussed under generally accepted auditing standards relating to the conduct of the audit.

5. To resolve any material differences or disagreements that may arise between the independent auditors and the Company's management.

6. To review with management, the Internal Audit Manager, and independent auditors the adequacy and effectiveness of the Company's accounting and internal controls, its process to monitor and manage business and financial risks, and its compliance with laws and ethical standards.

7. To review with management and the independent auditors any significant proposed or enacted changes of accounting policy, tax laws, or financial reporting regulations that may have a material impact on the Company.

8. To review and discuss with management and the independent auditors the Company's audited financial statements, and to recommend to the Board that the audited financial statements be included in the Company's annual report on form 10-K.

9. To review with management and independent auditors the Company's interim financial statements and other disclosures prior to the filing of each Quarterly Report on Form 10-Q. Also, to review information provided in any press release that contain earnings information of the Company.

10. To review and approve any Audit Committee report to be included in the Company's annual proxy statement for the annual meeting of stockholders.

11. To establish and maintain procedures for the receipt, retention, investigation and resolution of complaints regarding any accounting, internal control, or audit matters. Also, to establish and maintain procedures for the confidential, anonymous submission of such matters by any of the Company's employees.

12. To review and approve a audit plan, budget, and staffing needs of the Company's internal audit function each year.

13. To periodically review the quality, quantity, and experience of the Company's internal audit, accounting, and finance staff.

14. To review and reassess the adequacy of the Audit Committee charter each year, and recommend any changes to the Board for approval.

15. To review and approve any related party transactions, if applicable.

APPENDIX B

                          NASB FINANCIAL, INC.
                 EQUITY INCENTIVE COMPENSATION PLAN
               Adopted on the 28th day of October, 2003

                               SECTION 1
                             INTRODUCTION

1.1 Establishment. NASB Financial, Inc. (hereinafter referred to as the "Company" except where the context otherwise requires), hereby establishes the NASB Financial, Inc. Equity Incentive Compensation Plan (the "Plan").

1.2 Purpose. The purpose of the Plan is to attract and retain officers and employees of the Company and its wholly-owned subsidiary, North American Savings Bank, F.S.B. (the "Bank"), and to motivate such persons by relating incentive compensation to increases in stockholder value.

                               SECTION 2
                              DEFINITIONS

2.1 Definitions. The following terms shall have the meanings set forth below:
     (a) "Award" means a grant made under this Plan in the form of a Non-Statutory Option, an Incentive Stock Option and/or a Restricted Stock Award.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Committee" shall mean the Compensation Committee and shall also include the Employee Committee, if established. The Compensation Committee and the Employee Committee may function simultaneously.

     (d) "Compensation Committee" means a committee consisting of at least two Non-Employee Directors who are empowered hereunder to take actions in the administration of the Plan. So long as the Stock is publicly traded, the Compensation Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934 as it may be amended from time to time (the "1934 Act") as well as
Section 162(m) of the Internal Revenue Code of 1986, as it may be amended from time to time ("Code"). Members of the Compensation Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board.

     (e) "Effective Date" means the effective date of the Plan, January 27, 2004.

     (f) "Eligible Employees" means full-time employees (including, without limitation, officers and directors who are also employees) of the Company, the Bank or any division thereof, whose judgment, initiative and efforts are, or will be, important to the successful conduct of the Company's or the Bank's business.

     (g) "Employee Committee" shall mean a committee composed of at least one member of the Board who may, but need not, be a Non-Employee Director, which, if established, shall be empowered hereunder to grant Awards to Eligible Employees who are not directors or "officers" of the Company as that term is defined in Rule 16a-1(f) of the 1934 Act nor "covered employees" under Section 162(m) of the Code, and to establish the terms of such Awards at the time of grant, but shall have no other authority with respect to the Plan or outstanding Awards except as expressly granted by the Plan. Members of the Employee Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board.

     (h) "Fair Market Value" means, if the Stock is not publicly traded, the value of the Stock as determined in good faith by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable. So long as the Stock is publicly traded on either a national stock exchange or on the NASDAQ Stock Market, Fair Market Value means the officially quoted closing price of the Stock on the national exchange or NASDAQ, as applicable. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. If the Stock is not so traded or quoted, then Fair Market Value shall mean the most recent ten-day average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the preceding ten-day high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by a quotation system of general circulation to brokers and dealers.

     (i) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code.

     (j) "Non-Employee Director" has the meaning set forth in Rule 16b-
(b)(3)(i) under the 1934 Act.

     (k) "Non-Statutory Option" means any Option other than an Incentive Stock Option.

     (l) "Option" means a right to purchase Stock at a stated price for a specified period of time.

     (m) "Option Price" means the price at which Shares subject to an Option may be purchased, determined in accordance with subsection 6.2(b) of the Plan.

     (n) "Participant" means an Eligible Employee of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

     (o) "Person" means any individual, partnership, joint venture, firm, company, corporation, association, trust or other enterprise or any government or political subdivision or any agent, department or instrumentality thereof.

     (p) "Plan Year" means each 12-month period coinciding with the Company's fiscal year except that for the fiscal year in which the Plan is initially adopted, the Plan Year shall begin on the Effective Date and extend to the end of the fiscal year of Company following the Effective Date.

     (q) "Restricted Stock" shall mean shares of Stock granted under
Section 7 of the Plan that are subject to restrictions imposed pursuant to such Section.

     (r) "Share" means a share of Stock.

     (s) "Stock" means the common stock, $.15 par value, of the Company.

2.2 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural

                               SECTION 3
                         PLAN ADMINISTRATION

     The Plan shall be administered by the Compensation Committee and, if established, the Employee Committee. Except as otherwise set forth in an Eligible Employee's written employment agreement with the Company, that is in accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select Participants from among the Eligible Employees to whom Awards may be granted, the form of each Award, the amount of each Award and any other terms and conditions of each Award, as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical as to each Participant, except as may be provided in this Plan. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder, in the manner and to the extent it shall deem expedient, and the Committee shall be the sole and final judge of such expediency.
 No member of the Committee shall be liable for any action or determination made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all Persons. Such determinations, interpretations and other actions shall not be overturned unless a court of competent jurisdiction determines that such was arbitrary and capricious. For this purpose arbitrary and capricious shall mean "having no foundation."

                              SECTION 4
                     STOCK SUBJECT TO THE PLAN

4.1 Number of Shares. Initially, 250,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Compensation Committee may from time to time deem necessary. The Shares may be divided among the various Plan components as the Compensation Committee shall determine, and all of the Shares shall be available for the grant of Incentive Stock Options under the Plan. Shares which may be issued upon the exercise of Options shall be applied to reduce the authorized maximum number of Shares remaining available for use under the Plan.
The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury stock, at least the number of Shares from time to time as is necessary to comply with the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2 Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan and are not used because the terms and conditions of the Award are not met, including, without limitation, any Shares that are subject to an Option that expires or is terminated for any reason, any Shares that are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 13.2 of the Plan shall automatically become available for use under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to
Section 13.2 of the Plan that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of determining whether the limitation on Incentive Stock Option grants provided in Section 4.1 of the Plan has been reached.

4.3 Adjustments for Stock Split, Stock Dividend, etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan; and (ii) the Shares then included in each outstanding Option granted hereunder.

4.4 Other Changes in Stock. In the event there shall be any change, other than as specified in Section 4.3 of the Plan, in the number or kind of outstanding Shares or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Committee and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.

4.5 Rights to Subscribe. If the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the Shares then subject to an Award held by any Participant of the particular class of Stock involved, the Stock or other securities for which the Participant would have been entitled to subscribe if immediately prior to such grant the Participant had exercised his entire Option, or otherwise vested in his entire Award. If, upon exercise of any such Option or the vesting of any other Award, the Participant subscribes for the additional Stock or other securities, the Participant shall pay to the Company the price that is payable by the Participant for such Stock or other securities.

4.6 General Adjustment Rules. If any adjustment or substitution provided in this Section 4 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued. In the case of any such substitution or adjustment affecting an Option, the total Option Price for the Shares then subject to an Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Compensation Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed.

4.7 Determination by Compensation Committee, etc. Adjustments under this Section 4 shall be made by the Compensation Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

                               SECTION 5
                             PARTICIPATION

     Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their employment will perform, important services in the management, operation and development of the Company or the Bank, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee, and receipt of one such Award shall not result in automatic receipt of any other Award. Each Participant shall enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan will govern.

                                 SECTION 6
                               STOCK OPTIONS

6.1  Grant of Options.  Coincident with a designation pursuant to
Section 5 of the Plan for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. The Committee may grant both an Incentive Stock Option and a Non-Statutory Option to the same Participant at the same time or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2 Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the "Option Holder"), and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

     (a) Number of Shares. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Committee.
 Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

     (b) Price. The price at which each Share covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the stock option agreement, but in no event shall the Option Price for each Share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date the Option is granted. The Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted. The Option Price for each Share covered by a Non-Statutory Option may be any price less than Fair Market Value, in the sole discretion of the Committee.

     (c) Duration of Options. Each stock option agreement shall state the period of time, determined by the Compensation Committee, within which the Option must be exercised, if at all, by the Option Holder (the "Option Period"). The Option Period of each Option granted must expire not more than ten years from the date the Option is granted; provided, however, that the Option Period for an Incentive Stock Option granted to a Participant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must expire not more than five years from the date the Incentive Stock Option is granted. Each stock option agreement shall also state the periods of time, if any, as determined by the Compensation Committee, when incremental portions of each Option will vest.

     (d) Termination of Employment, Death, Disability, etc. Except as otherwise determined by the Committee, each stock option agreement will provide as follows with respect to the exercise of the Option upon termination of the employment or the death or disability of the Option
Holder:

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     (i) If the employment of the Option Holder with the Company and/or the Bank is terminated within the Option Period for any reason other than the Option Holder's death or disability, the Option shall immediately terminate and be void for all purposes. The effect of this subsection 6.2(d)(i) shall be limited to determining the consequences of a termination with respect to Awards, and nothing in this subsection 6.2(d)(i) shall restrict or otherwise interfere with the Company's or the Bank's discretion with respect to the termination of any employee.

     (ii) If the Option Holder dies, or if the Option Holder becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue
Code), during the Option Period while still employed by the Company, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution on or before the date twelve (12) months after the date of Option Holder's death or disability, but not thereafter. In any such case, the Option may be exercised only for Shares as to which the Option had become exercisable on or before the date of the Option Holder's death or disability.

     (iii) If the Option Holder's employment with the Company and/or the Bank is terminated for any reason other than the Option Holder's death, disability or resignation at the Company's and the Bank's normal retirement date, within one (1) year from the date the Option Holder last exercised any part of an Option, the Company may require the Option Holder to sell to the Company all Shares acquired through the exercise of the Option at a price equal to the Option Price of the Shares. The Company will retain the certificates representing the Shares acquired upon exercise of an Option until that restriction lapses. The Option Holder will have all of the other rights and privileges of a stockholder with respect to the Shares represented by certificates retained by the Company. When the restriction has lapsed, the Company will promptly deliver the certificates to the Option Holder.

     (e) Transferability. Each stock option agreement applicable to an Option will provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative, as well as any other restrictions on transfer applicable to the Option.

     (f) Exercise, Payments, etc.

          (i) Each stock option agreement will provide that the method for exercising the Option granted therein shall be by delivery to the Corporate Secretary of the Company of written notice of exercise specifying the number of Shares with respect to which such Option is exercised and payment of the Option Price. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) which is being exercised and the number of Shares with respect to which the Option is being exercised. The exercise of the Option will be deemed effective upon receipt of such notice by the Corporate Secretary and payment of the Option Price to the Company. The purchase of such Stock will take place at the principal offices of the Company upon delivery of such notice, at which time the Option Price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder. If certificates representing Stock are used to pay all or part of the Option Price, separate certificates for the same number of Shares shall be issued by the Company and delivered to the Option Holder representing each certificate used to pay the Option Price, and an additional certificate shall be issued by the Company and delivered to the Option Holder representing the additional Shares, in excess of the Option Price, to which the Option Holder is entitled as a result of the exercise of the Option.

          (ii) The Option Price shall be paid by any of the following methods or any combination of the following methods:

               (A) in cash;

               (B) by cashier's check payable to the order of the Company;

               (C) by delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the Option Price, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Committee. For purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the Option Price shall be the Fair Market Value as of the exercise date; the exercise date shall be the day of the delivery of the certificates representing the Stock used as payment of the Option Price; or

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               (D) if the Stock is publicly traded, by delivery to the
Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder necessary to pay the Option Price.

     (g) Date of Grant. An option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

     (h) Withholding.

          (i) Non-Statutory Options. Each stock option agreement covering Non-Statutory Options shall provide that, upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by applicable federal and state income tax laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 13 of the Plan.

          (ii) Incentive Stock Options. In the event that a Participant makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of two years from the date on which the Incentive Stock Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of Shares disposed, the amount of proceeds received from such disposition and any other information relating to such disposition as the Company may reasonably request. The Participant shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

6.3 Stockholder Privileges. No Option Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Shares, except as provided in Section 4 of the Plan

                             SECTION 7
                     RESTRICTED STOCK PROGRAM

7.1 Awards Granted. Coincident with or following designation for participation in the Plan pursuant to Section 5 of the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of Shares. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee or the Board. Each Restricted Stock Award shall be evidenced by a written equity award agreement that shall be entered into by the Company and the Participant to whom the Award is granted.

7.2 Restrictions. A Participant's right to retain a Restricted Stock Award granted to such Participant under Section 7.1 of the Plan shall be subject to such restrictions set forth in the equity award agreement, including but not limited to, his or her continuous employment by the Company or the Bank for a restriction period specified by the Committee or the Board or the attainment of specified performance goals and objectives, as may be established by the Committee or the Board with respect to such Award. The Committee or the Board may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the shares constituting a Restricted Stock Award.

7.3 Privileges of a Stockholder; Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to Shares of Stock in accordance with its terms received by him or her as a Restricted Stock Award under this Section 7 upon his or her becoming the holder of record of such Shares; provided, however, that Stock awarded pursuant to this Section 7 may not be transferred to any person, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, until any and all restrictions on transfer set forth in the equity award agreement lapse.

                             SECTION 8
                         CHANGE IN CONTROL

8.1 Options. In the event of a change in control of the Company as defined below in Section 8.2, the Committee or the Board shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder. By way of illustration, and not by way of limitation, the Committee or the Board may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Compensation Committee may modify the performance requirements for any other Awards. The Compensation Committee may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Compensation Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants.

8.2 Definition. For purposes of the Plan, a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act) becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 50% of the voting power of the then outstanding voting stock of the Company; or (b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (c) the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets. For purposes of this
Section 8.2, there shall be excluded from the determination of "change in control" under subsection 8.2(a) and "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act) who on the Effective Date was the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 50% of the voting power of the then outstanding voting stock of the Company.

                               SECTION 9
                   RIGHTS OF EMPLOYEES; PARTICIPANTS

9.1 Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company and/or the Bank, or interfere in any way with the right of the Company and/or the Bank, subject to the terms of any separate written employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

                              SECTION 10
                        GENERAL RESTRICTIONS

10.1 Investment Representations. The Committee may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Committee and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Committee deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock in the discretion of the Committee.

10.2 Compliance with Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, then such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

10.3 Stock Restriction Agreement. The Committee may provide that Shares issuable upon the exercise of an Option shall, under certain conditions, be subject to restrictions set forth in the stock option agreement or the equity award agreement, as applicable, whereby the Company has a right to prohibit the transfer of such Shares, a right of first refusal with respect to such Shares and/or a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant's term of employment with the Company and/or the Bank. The acceleration of time or times at which an Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

                               SECTION 11
                       OTHER EMPLOYEE BENEFITS

     The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan, unless such plan expressly provides for inclusion of such compensation within such defined term.

                               SECTION 12
                PLAN AMENDMENT, MODIFICATION AND TERMINATION

     The Committee may at any time terminate, and from time to time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that either stockholder and/or Board approval is otherwise necessary or desirable. No amendment, modification or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant holding such Award.

                               SECTION 13
                               WITHHOLDING

13.1 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

13.2 Withholding with Stock. At the time the Committee grants an Award, it may, in its sole discretion, grant the Participant an election to pay all amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have Shares withheld for this purpose will be subject to the following restrictions:

     (a) All elections must be made prior to the Tax Date.

     (b) All elections shall be irrevocable.

     (c) If the Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

                              SECTION 14
                        BROKERAGE ARRANGEMENTS

     The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of Shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.

                              SECTION 15
                       NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term compensations.

                               SECTION 16
                           REQUIREMENTS OF LAW

16.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

16.2 Federal Securities Law Requirements. If, and to the extent, required by law, a Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule. Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant, which describes the Award.

16.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Missouri.

                              SECTION 17
                        DURATION OF THE PLAN

     The Plan shall terminate at such time as may be determined by the Board or by the Committee as provided under Section 12, and no Award shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on that date which is the date immediately preceding the tenth anniversary of the date of adoption of the Plan. Awards outstanding at the time of the Plan termination may continue to be exercised or earned in accordance with their terms.

                              SECTION 18
                           CONFLICT IN TERMS

     In the event that there is a conflict between the terms of this Plan and any Award granted pursuant to this Plan and/or any agreement executed in connection with this Plan, the terms of this Plan shall control.

                                   NASB FINANCIAL, INC.


                                   By:	/s/ Keith B. Cox

                                   Its:	President

                                   Date: October 28, 2003

                          NASB FINANCIAL, INC.
            12498 South 71 Highway  -  Grandview, Missouri  64030

REVOCABLE PROXY

     PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 27, 2004, SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby appoints the John M. Nesselrode and Rhonda Nyhus with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of NASB Financial, Inc., which the undersigned is entitled to vote at the ANNUAL MEETING of STOCKHOLDERS, to be held in the lobby of the Grandview Office, 12498 South 71 Highway, Grandview, Missouri, on January 27, 2004, and at any and all adjournments thereof, as follows:

1. PROPOSAL to approve and adopt the proposed amendments to the
Company's Articles of Incorporation.
[ ]FOR       [ ]AGAINST      [ ]ABSTAIN

2. PROPOSAL to approve a new Equity Incentive Compensation Plan for the issuance of options to purchase up to 250,000 shares of Company stock in NASB Financial, Inc. to key officers and employees over a 10-year period.
[ ]FOR       [ ]AGAINST      [ ]ABSTAIN

3. Election of Directors:
[ ] FOR all nominees listed below [ ] WITHHOLD AUTHORITY to vote for all nominees listed below

If you wish to vote cumulatively:
      FOR:                         WITHHOLD AUTHORITY:
      [ ]David H. Hancock          [ ]David H. Hancock
      [ ]Linda S. Hancock          [ ]Linda S. Hancock

-----------------------------------------------------------------------

2. PROPOSAL to ratify the appointment by the Board of Directors of the firm of BKD, LLP as independent auditors of NASB Financial, Inc. and its subsidiaries for the fiscal year ending September 30, 2004.
[ ]FOR       [ ]AGAINST      [ ]ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.



REVOCABLE PROXY

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY. THE BOARD HAS THE DISCRETION TO VOTE CUMULATIVELY FOR THE ELECTION OF DIRECTORS.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. Name(s), address and number of shares of registered owner(s) appear(s) below. SEE REVERSE SIDE FOR MATTERS TO BE VOTED ON.


                              Date:  -------------------, -----

                                     -----------------------

                                     -----------------------
                                          Signature(s)

Please sign as name(s) appear(s) to the left, indicating official position or representative capacity where applicable. Show address changes.